                                                                     EXHIBIT 4.3

                                                                   CNA 2677/2004

                         AMENDMENT TO SERVICES AGREEMENT

Through this private Deed, on the one hand ORBITALL SERVICOS E PROCESSAMENTO DE INFORMACOES COMERCIAIS LTDA., with Head Offices at Rua Manuel Coelho, 600 - 1st Floor, Sao Caetano do Sul - Sao Paulo, registered with the Treasury Ministry on the National Corporate Tax-Payers' Roll under CNPJ N(Degree) 00.006.878/0001-34, hereinafter called the CONTRACTING PARTY, through its undersigned duly-accredited legal representatives, and on the other hand, INOVACAO CONTACT CENTER SERVICOS DE CONTATOS TELEFONICOS LTDA., with Head Offices at Avenida Ipiranga, 855, 2nd, 3rd, 4th and 5th Floors, Sao Paulo, Sao Paulo State, registered with the Treasury Ministry on the National Corporate Tax-Payers' Roll under CNPJ N(Degree) 06.052.126/0001-96, hereinafter called the CONTRACTED PARTY, hereby resolve to alter the above-mentioned Contract, signed by the Parties on April 1, 2004, hereinafter called the AGREEMENT.

1. The signatories to this Document hereby resolve to include 1 (one) Service Supply Agreement in the Table headed "Citiphone Banking" and 5 (five) Service Supply Agreements in the Table headed "Credicard" in the "QUALITY BOOK" of Annex VII - OPERATING AGREEMENTS - SERVICES to the CONTRACT, which is an integral part of this Document.

2. All the clauses and conditions that are not expressly altered hereby are duly ratified.

3. The CONTRACTING PARTIES hereby declare under due penalty of the Law that the signatories hereof are their duly-accredited legal representatives/proxies, properly established in compliance with the respective Articles of Incorporation/Bylaws, with powers to accept the obligations contracted herein.

Being in fair and full agreement, the CONTRACTED PARTIES sign this Document in 2
(two) copies of identical form and content in the presence of the 2 (two) witnesses identified below.

Sao Paulo, May 28, 2004

         Signed                           Signed
1.16.3 Roberto Perreira da Silva 1.17.2 Miguel Sauan
ORBITALL SERVICOS E PROCESSAMENTO DE INFORMACOES COMERCIAIS LTDA.

Signed                           Signed
Alexandre Soares e Silva         Humberto Bortoletto
                                 Human Resources Director

INOVACAO CONTACT CENTER SERVICOS DE CONTATOS TELEFONICOS LTDA.

Witnesses:
1) Signed                        2) Signed
Name: Lucia Orsi Martinho        Name: Juliano Martins Dutra
CPF/MF: 136.636.508-98           CPF/MF: 132.145.968-88
Address: illegible               Address:illegible

                                                                             1/4

QUALITY BOOK
SERVICES TABLE - CITIPHONE BANKING

                                                                    OPERATING LEVEL
CLIENT                ROUTE                 SERVICE NAME               COMMITMENT                 PENALTIES / REMARKS
---------  -----------------------------   -----------------  ----------------------------------  -------------------
                                                              COMMUNICATION-These periods
                                                              present  the time in which the
                                                              Partner should receive and
                                                              provide the information for
                                                              the attendance: Simple alterations
                                                              / inclusion / announcement = 5
                                                              days Disseminate information = 6
                                                              days Registration of new products
                                                              / services = 22 days
Citiphone                                  CITIPHONE BANKING  Registration of new policies and
           4012, 4014, 4015, 4016, 4017,                      procedures = 12 days Direct Mail:
           4018, 4019, 4020                                   Content = 12 days Document = 7
                                                              days Emergency Information = D+1
                                                              day for requests received by 4:00
                                                              p.m.; D+2 days for requests
                                                              received after 4:00 p.m.

                                                                             2/4

QUALITY BOOK
SERVICES TABLE - CITIPHONE BANKING

                                                                            OPERATING LEVEL
CLIENT                 ROUTE                       SERVICE NAME              COMMITMENT                   PENALTIES / OBSERVATIONS
---------- ----------------------------------  --------------------- ----------------------------------  ---------------------------
Credicard  4407 - 4408 - 4436 - 4496 - 4463 -  Customer attendance - Provide daily performance of no     Opportunity - [*****] Daily
           4451 - 4401 - 4473 -4439 - 4411 -   % of daily hang-ups   more than [*****] of hang-ups       hang  ups Default - Exceed
           4468 - 4456 - 4444 - 4476 - 4449 -                        (when calculating the hang-ups      hang-ups by more than
           4312 - 4106 - 4311 - 4416- 4468 -                         percentages, only calls will be     [*****]
           4456 - 4444 -4476 -4449 - 4312 -                          considered when hung up after more
           4106 - 4311 - 4416                                        than 15 seconds wait). The
                                                                     commitment to this supply standard
                                                                     will be maintained for call
                                                                     volumes up to no more than [*****]
                                                                     above the forecast.

                                               Platinum Attendance   Provide daily performance of        Opportunity - No more than
           4470                                (Credicard & TAM)     no more than [*****] of             [*****] hang-ups/month.
                                               - Monthly %           hang-ups (when calculating          Default - Exceed [*****]
                                               of hang-ups           the hang-ups percentages,           hang-ups/month
                                                                     only calls will be
                                                                     considered when hung up
                                                                     after more than 15 seconds
                                                                     wait). The commitment to
                                                                     this supply standard will be
                                                                     maintained for call volumes
                                                                     up to no more than [*****]
                                                                     above the forecast

                                               Redeshop Classic -    Provide daily performance of        Opportunity - No more than
           4420                                % Daily hang-ups      no more than [*****] of             [*****] hang-ups. Default -
                                                                     hang-ups (when calculating          Exceed [*****] hang-ups
                                                                     the hang-ups percentages,
                                                                     only calls will be
                                                                     considered when hung up
                                                                     after more than 15 seconds
                                                                     wait). The commitment to
                                                                     this supply standard will be
                                                                     maintained for call volumes
                                                                     up to no more than [*****]
                                                                     above the forecast

           4806 - 4300 - 4089 - 4400 -         Shared Services -     Provide daily performance of        Opportunity - No more than
           4452 - 4492 - 4494 - 4413 -         % Monthly hang-ups    no more than [*****] of             [*****] hang-ups/month.
           4480                                                      hang-ups (when calculating          Default - Exceed [*****]
                                                                     the hang-ups percentages,           hang-ups/month
                                                                     only calls will be
                                                                     considered when hung up
                                                                     after more than 15 seconds
                                                                     wait). The commitment to
                                                                     this supply standard will be
                                                                     maintained for call volumes
                                                                     up to no more than [*****]
                                                                     above the forecast

                                                                         3/4

                                                                            OPERATING LEVEL
CLIENT                 ROUTE                       SERVICE NAME              COMMITMENT                  PENALTIES / OBSERVATIONS
---------- ----------------------------------  --------------------- ----------------------------------  ------------------------
                                                                                                         ORBITALL: should
                                                                                                         monitor 3 calls
                                                                                                         for each attendant
                                                                                                         available/month

           4329 - 4488                         Corporate Client      Average of 90% quality for          Opportunity: Average
                                               Attendance - Quality  monthly monitoring                  of 90% quality for
                                               in Attendance                                             monitoring during the
                                                                                                         month

                                                                                                         Default: Failing to
                                                                                                         reach average 90%
                                                                                                         quality

                                                                         4/4